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                       	MONTHLY SERVICERS CERTIFICATE
                        	SERVICER:  NATIONSBANK, N.A.
                       	NATIONSBANK AUTO TRUST 1995-A

	Pursuant to the Pooling and Servicing Agreement, dated as of December 6,
1995 (as amended and supplemented, the "Pooling and Servicing Agreement")
between NationsBank, N.A., NationsBank of Georgia, N.A.		NationsBank of Florida,
N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as
"Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.
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	Collection Period		                                                  		Jan-97
	Determination Date                                                				2/10/97
	Deposit Date	                                                      			2/14/97
	Distribution Date			                                                 	2/18/97

	Pool Balance on the close of the last day of the preceding
                     Collection Period			                      	565,402,456.51
	Less:	Principal Collections		                                  	27,866,329.15
	Purchase Amount allocable to Principal	                           		38,616.95
 Realized Losses 			                                                870,401.53
                                                               ----------------
 Pool Balance on the close of the last day of the Collection
                           Period 		                            536,627,108.88
                                                              ================
	Original Pool Balance			                                    	1,066,816,806.33
	Pool Factor				                                                     50.30171%

	Class A Certificate Balance
	Beginning Class A Certificate Balance                       			548,440,382.81
	Class A Principal Distribution to Class A Distribution Account	 27,912,087.20
                                                                --------------
	Ending Class A Certificate Balance                          			520,528,295.61
	Original Class A Certificate Balance		                     		1,034,812,302.14
 Class A Pool Factor 			                                            	50.30171%

	Class B Certificate Balance
	Beginning Class B Certificate Balance		                        	16,962,073.70
	Class B Principal Distribution to Class B Distribution Account	    863,260.43
                                                                 -------------
	Ending Class B Certificate Balance			                           16,098,813.27
	Original Class B Certificate Balance			                        	32,004,504.19
 Class B Pool Factor 	                                            			50.30171%

	Class A Pass-Through Rate	                                         			5.8500%
	Class B Pass-Through Rate			                                         	6.0000%

 Class A Percentage                                                   97.0000%
	Class B Percentage		                                                		3.0000%

	Available Interest
		Collections and Liquidation Proceeds allocable to interest		   	5,103,002.75
		Recoveries		                                                     	108,435.14
		Purchase Amount allocable to Interest                              			412.10
                                                                 -------------
			Total Interest Collections                                   		5,211,849.99
		Advances for the related Distribution Date		                     	781,193.72
		Less:  Outstanding Advances to be reimbursed		                   	947,899.93
                                                                --------------
			Total Available Interest		                                     5,045,143.78

	Available Principal
		Collections and Liquidation Proceeds allocable to Principal		 	27,866,329.15
		Purchase Amount allocable to Principal		                          	38,616.95
                                                                --------------
			Total Available Principal	                                   	27,904,946.10

	Deposit to Certificate Account
		Available Interest			                                           5,045,143.78
		Available Principal		                                         	27,904,946.10
		Withdrawal from Reserve Account			                                      0.00
		Less:  Basic Servicing Fee to be withheld from Collections			     471,168.71
                                                                --------------
			Net Deposit to Certificate Account	                          	32,478,921.17

	Class A Interest Distribution
		Class A Monthly Interest		                                     	2,673,646.87
		Class A Interest Carryover Shortfall			                                 0.00
                                                             -----------------
			Total		                                                        2,673,646.87

	Class B Interest Distribution
		Class B Monthly Interest		                                        	84,810.37
		Class B Interest Carryover Shortfall			                                 0.00
                                                                    ----------
			Total	                                                           	84,810.37

	Class A Principal Distribution
		Class A Monthly Principal			                                   27,912,087.20
		Class A Principal Carryover Shortfall from the preceding
                     Distribution Date		                                 	0.00
                                                                ---------------
			Total		                                                       27,912,087.20

	Class B Principal Distribution
		Class B Monthly Principal	                                      		863,260.43
		Class B Principal Carryover Shortfall from the preceding
                     Distribution Date			                                 0.00
                                                                  ------------
			Total		                                                          863,260.43

	Basic Servicing Fee (inc. unpaid amount from prior periods)			    	471,168.71

	Distributions to the extent of Available Interest and Available Reserve
 Amount	(and Class B Percentage of Available Principal with respect
 to Class A Interest Distribution)
  Unpaid Basic Servicing Fee to Servicer												                471,168.71
		Class A Interest Distribution to Class A Distribution Account			2,673,646.87
		Class B Interest Distribution to Class B Distribution Account		   	84,810.37

	Distributions of Available Principal, Remaining Available Interest
	and Remaining Available Reserve Amount
		Class A Principal Distribution to Class A Distribution Account	27,912,087.20
		Class B Principal Distribution to Class B Distribution Account		 	863,260.43
		To Reserve Account up to Specified Reserve Account Balance		           	0.00
		Any Remaining Amounts to Sellers			                               945,116.30

	Specified Reserve Account Balance
		Greater of:
		(a) Reserve percentage applicable		                                   	5.00%
		      Pool Balance on last day of Collection Period times reserve
        percentage applicable			                                 26,831,355.44
		(b) Lesser of: Deposit from Available Interest and Available Principal
			(i)  floor amount stated or		                                 13,335,210.08
			(ii) Pool Balance on last day of Collection Period
			      plus interest through Scheduled Distribution Date	    	733,240,364.23
		Specified Reserve Account Balance			                           26,831,355.44

	Reserve Account
		Beginning Balance			                                           28,270,122.83
		Deposit from Available Interest and Available Principal		              	0.00
		Investment Earnings		                                            	116,414.27
		Less:  Withdrawal from Reserve Account and deposit to Certificate
         Account to cover:
			Accrued and unpaid Basic Servicing Fees		                              0.00
			Amounts to be distributed to Certificateholders'	                     	0.00
			Reimb. to Servicer for Outstanding Advances associated with
                         Defaulted Accounts	                        	51,445.22
		Less: Withdrawal by Sellers of Excess of Reserve Account Balance
        Over Specified Reserve Account Balance			                 1,387,322.17
		Less:  Withdrawal of Investment Earnings by Servicer		           	116,414.27
                                                                --------------
		Ending Balance                                              			26,831,355.44

	Available Reserve Account Balance		                           		26,831,355.44

	Realized Losses				                                                870,401.53
	Net Loss Ratio (annualized)
		For the current Collection Period			                                   1.66%
		For the preceding Collection Period			                                 1.40%
		For the second preceding Collection Period			                          2.06%
	Average Net Loss Ratio (Specified Reserve Account Balance increases if
                                  greater than 1.50%)				                1.71%

	Delinquency Analysis
		Number of Loans
			   30 to 59 days past due 	                                          	1,515
			   60 to 89 days past due 	                                            	329
			   90 or more days past due 		                                          326
                                                                     ----------
			Total		                                                               2,170

		Principal Balance
			   30 to 59 days past due                                   		14,181,926.40
			   60 to 89 days past due                                    		3,168,720.52
			   90 or more days past due 		                                 3,244,326.29
                                                                --------------
			Total		                                                       20,594,973.21

	Delinquency Ratio
		For the current Collection Period                                   			1.20%
		For the preceding Collection Period			                                 1.12%
		For the second preceding Collection Period			                          1.03%
	Average Delinquency Ratio (Specified Reserve Account Balance increases
                            if greater than 1.25%)			                   	1.12%

	Collateral Repossessed and Held by the Trust
		Number			                                                                237
		Principal Balance	                                            		2,362,761.06

Weighted Average Computations
		Weighted Average Coupon			                                         10.52010%
		Weighted Average Original Term			                                      59.75
		Weighted Average Remaining Term	                                       35.64
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